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                                                                    EXHIBIT 10.4

                               ADAC LABORATORIES
                               -----------------
                             AMENDED AND RESTATED
                             --------------------
                      EMPLOYEE STOCK PURCHASE PLAN (1994)
                      -----------------------------------



     1.   ESTABLISHMENT OF THE PLAN; PURPOSE.  This Employee Stock Purchase Plan
          ----------------------------------
(1994) (the "Plan") is established to provide Eligible Employees with an opportunity through regular payroll deductions to purchase Common Stock of ADAC Laboratories (the "Company") so that they may increase their proprietary interest in the Company. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:
          -----------

          (a) "Board of Directors" means the Committee, if one has been appointed, or the Board of Directors of the Company if no Committee has been appointed.

          (b) "Code" means the Internal Revenue Code, as amended from time to time.

          (c) "Committee" means the committee appointed by the Board of Directors to administer the Plan in accordance with Section 3 below, if one is appointed.

          (d) "Company" means ADAC Laboratories and such present or future Subsidiaries, as defined in Section 424 of the Code, of the Company as the Board of Directors shall from time to time designate.

          (e) "Compensation" means the annual base rate of pay of a Participant, determined in accordance with nondiscriminatory rules adopted by the Board of Directors, including commissions, but excluding bonuses, income with respect to stock options or other stock purchases, moving expense reimbursements, shift differentials or any pay for work outside the regular work schedule.

          (f) "Eligible Employee" means any regular employee of the Company who is customarily employed for at least 20 hours per week and more than five (5) months in any calendar year.

          (g) "Fair Market Value" of a share of Stock means the NASDAQ closing price on the applicable date. In the event the Stock is not traded on the date as of which the Fair Market Value is to be determined, Fair Market Value shall be determined as of the next preceding date on which the Stock is traded.

          (h) "Interim Offering Period" means each period (of up to three months in duration) during and within an Offering Period, all as established by the Board of Directors.
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          (i)  "Option" means the right of a Participant to purchase Stock during the applicable Offering Period.

          (j)  "Offering Date" means the first day of each Offering Period.

          (k) "Offering Period" means, in the absence of a specific determination to the contrary by the Board of Directors or the Committee, a 27-month period during which contributions may be made toward the purchase of Stock under the Plan. The Board of Directors or the Committee shall establish from time to time Option Periods which shall be up to twenty-seven (27) months. The first Offering Period under the Plan shall commence March 1, 1994.

          (l) "Participant" means an Eligible Employee who elects to participate in the Plan.

          (m) "Plan Account" means the account established for each Participant pursuant to the Plan. No interest shall accrue for the Participant in the Plan Account.

          (n) "Purchase Price" means the price at which Participants may purchase Stock as determined pursuant to the Plan.

          (o)  "Stock" means the Common Stock of the Company.

          (p) "Subsidiary" means a corporation a majority of whose voting shares are owned by the Company.

     3.   ADMINISTRATION.  The Plan shall be administered by the Board of
          --------------
Directors and/or by a duly appointed Committee consisting of two or more persons, at least two of which shall be members of the Board of Directors, and having such powers as shall be specified by the Board. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. The interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any right to purchase Stock shall be conclusive and binding on all persons.

     4.   NUMBER OF SHARES TO BE OFFERED.  The maximum aggregate number of
          ------------------------------
shares which shall be offered under the Plan shall be 185,000 shares of Stock, subject to adjustment as provided in Section 8 hereof. In the event that any Option granted under the Plan expires or is terminated for any reason, such shares allocable to the unexercised portion of such Option shall again be

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subject to an Option under the Plan.

     5.   ELIGIBILITY AND PARTICIPATION.
          -----------------------------

          (A)  INITIAL PARTICIPATION.  An Eligible Employee shall become a
               ---------------------
Participant on the Offering Date after satisfying the eligibility requirements by delivering to the Company's payroll office an enrollment form authorizing payroll deductions not less than ten (10) business days prior to such Offering Date. An Eligible Employee who did not enroll in the Plan prior to the Offering Date, or a person who becomes an Eligible Employee after an Offering Date, may enroll in the Plan for the remainder of the Offering Period as of the beginning of the next Interim Offering Period by completing and filing an enrollment form prior to the commencement date of such Interim Offering Period.

          (B)  CONTINUED PARTICIPATION.  A Participant shall automatically
               -----------------------
participate in each successive Offering Period (including Interim Offering Periods) until such time as such Participant withdraws from the Plan as set forth below. A Participant is not required to file any additional enrollment forms for subsequent Offering Periods in order to continue participation in the Plan.

          (C)  PAYROLL DEDUCTION RATE.  The Participant shall designate on the
               ----------------------
enrollment form the percentage of Compensation which he or she elects to have withheld for the purchase of Stock, which may be any whole percentage from 1% to 10% of the Participant's Compensation. A Participant may reduce (but not increase) the rate of payroll withholding during an Offering Period by filing an amended enrollment form with the Committee at any time prior to the last day of any Interim Offering Period (for which such change is to be effective), but not more than three (3) changes may be made in any Offering Period (or such other number of changes as may be approved by the Board or the Committee). A Participant may increase or decrease the rate of payroll deduction for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions not less than ten (10) days prior to the Offering Date for such subsequent Offering Period.

          By enrolling in the Plan, a Participant shall be deemed to have elected to purchase the maximum number of whole shares of Stock which can be purchased with the amount of the Participant's Compensation which is withheld during the Offering Period; provided, however, that with respect to any Interim Offering Period no Participant may purchase more than 100 shares of Stock or shares of Stock in excess of the amount permitted under Section 9.

          (D)  OFFERING PERIOD.  Any Options granted pursuant to the Plan shall
               ---------------
be subject to the Company obtaining all necessary

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governmental approvals and/or qualifications of the sale and/or issuance of
Options and/or Stock.

          (E)  PURCHASE PRICE.  The Purchase Price for each share of Stock to be
               --------------
purchased under the Plan shall be eighty-five percent (85%) of the Fair Market Value of such share on either (i) the Offering Date (or the date of entry for new or re-enrolling employees) or (ii) the last day of each Interim Offering Period, whichever is less.

          (F)  CONTRIBUTIONS.  The Purchase Price of the Stock shall be
               -------------
accumulated by payroll deductions throughout the Offering Period, which shall be applied automatically to purchase Stock at the end of each Interim Offering Period. In the absence of a contrary determination prior to the commencement of an Offering Period, each Interim Offering Period shall have the durations described in Section 2(h) of the Plan. At the end of each Interim Offering Period, accrued payroll deductions will be automatically applied to the purchase of Stock at the Purchase Price as hereinabove defined. Payroll deductions shall commence on the first payday following the Offering Date (or, in the case of a new or re-enrolling employee, on the first payday following the commencement of the applicable Interim Offering Period) and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

          (G)  EFFECT OF LEAVE OF ABSENCE.  During a leave of absence approved
               --------------------------
by the Company, a Participant may, for such period as the Committee shall deem reasonable, continue contributions to the Plan by making cash payments to the Company on his normal paydays in an amount equal to the difference between the amount of his regular payroll deductions taken while such employee was participating under the Plan and the amount of his payroll deductions taken while on such leave of absence. Failure to pay any installment within ten (10) days after the payday on which it is due shall be treated as a withdrawal from the Plan.

          (H)  PURCHASE OF STOCK.  The Company will maintain a Plan Account on
               -----------------
its books in the name of each Participant. On each payday the amount deducted from the Participant's Compensation will be credited to the Participant's Plan Account. No interest shall accrue on any such payroll deductions. As of the last day of each Interim Offering Period the amount then in the Participant's Plan Account will be divided by the Purchase Price and the amount in the Participant's Plan Account shall be used to purchase the number of whole shares of Stock which result. Share certificates representing the number of shares of Stock so purchased shall be issued and delivered to the Participant as soon as reasonably practicable after the close of each Interim Offering Period. Any amount remaining in the Participant's Plan Account at the end of an Offering Period after deducting the amount of the Purchase Price for the number of whole shares issued to the

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Participant shall remain in the Participant's Plan Account, without any accrual of interest, and shall be applied against the purchases to be made during the next Interim Offering Period.

          (I)  WITHDRAWAL.  A Participant may elect to withdraw from
               ----------
participation in the Plan at any time up to the last day of an Interim Offering Period by filing the prescribed form with the Committee. At the time of withdrawal, the amount credited to the Participant's Plan Account will be refunded in cash, without interest. Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn Participant and the withdrawn Participant's interest in the Plan shall terminate. In the event a Participant voluntarily elects to withdraw from the Plan, such Participant may not resume participation in the Plan until after the expiration of one complete Interim Offering Period; provided, however, notwithstanding the duration of any Interim Offering Period, any officer or director of the Company participating under the Plan may not resume participation in the Plan for at least six (6) months after his or her withdrawal. Re-enrollment in the Plan shall be made in the same manner as set forth above for initial participation in the Plan.

          (J)  PRO RATA ALLOCATION.  In the event that the aggregate number of
               -------------------
shares which all Participants elect to purchase during an Interim Offering Period shall exceed the number of shares remaining available for issuance under the Plan, the number of shares to which each Participant shall become entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the sum of the number of shares the Participant has elected to purchase and the denominator of which is the sum of the number of shares which all Participants have elected to purchase.

     6.   EFFECT OF TERMINATION OF EMPLOYMENT.  Termination of a Participant's
          -----------------------------------
employment for any reason, including retirement or death, or the failure of a Participant to remain an Eligible Employee shall be treated as a withdrawal under the Plan. In the event of the Participant's death, the refund of the Participant's Plan Account shall be paid, without interest, to the representative of the Participant's estate. A transfer by a Participant from the Company to a Subsidiary, from one Subsidiary to another, or from a Subsidiary to the Company shall not be treated as a termination of employment.

     7.   RIGHTS NOT TRANSFERABLE.
          -----------------------

          The rights or interests of any Participant in the Plan, in any Option granted under the Plan, or in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or by any other manner otherwise than by will or the applicable laws of descent and distribution. If the

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Participant shall in any manner attempt to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than by will, such act shall be treated as a withdrawal from the Plan.

     8.   RECAPITALIZATION, ETC.
          ---------------------

          Subject to any required action by the shareholders of the Company, the number of shares of Stock covered by each Option under the Plan which has not yet been exercised and the number of shares of Stock which have been authorized for issuance under the Plan but have not yet been placed under an Option (collectively the "Reserves"), as well as the price per share of Stock covered by each Option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Stock, or any other increase or decrease in the number of shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of the shares of Stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.
In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Participant shall have the right to exercise the Option as to all of the optioned Stock, including shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Participant that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

          The Board may also, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Stock covered by each outstanding Option, in the event that the Company effects one or

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more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     9.   LIMITATION ON STOCK OWNERSHIP.
          -----------------------------

          Notwithstanding any provision herein to the contrary, no Participant shall be granted a right to purchase Stock pursuant to Section 5 if such Participant, immediately after electing to purchase such Stock, would own Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company, or (ii) if under the terms of the Plan the rights of the employee to purchase Stock under this and all other qualified employee stock purchase plans of the Company or its Subsidiaries would accrue at a rate that exceeds $25,000 of fair market value of such Stock (determined at the time such right is granted) for each calendar year for which such right is outstanding at any time. For purposes of this Section 9, ownership of Stock shall be determined by the attribution rules of Section 424(d) of the Code and Participants shall be considered to own any Stock which they have a right or option to purchase under this or any other plan.

     10.  RIGHTS AS AN EMPLOYEE.
          ---------------------

          Nothing in the Plan shall be construed to give any Participant the right to remain in the employ of the Company or a Subsidiary or to affect the right of the Company and its Subsidiaries or the Participant to terminate such employment at any time with or without cause.

     11.  RIGHTS AS A SHAREHOLDER.
          -----------------------

          A Participant shall have no rights as a shareholder with respect to any shares of Stock he or she may have a right to purchase under the Plan until the date of issuance of a stock certificate to such Participant for shares issued pursuant to the Plan.

     12.  AMENDMENT OR TERMINATION OF THE PLAN.
          ------------------------------------

          The Board of Directors shall have the right to amend, modify or terminate the Plan at any time without notice, provided that no Participant's existing rights are adversely affected thereby, and provided further that no amendment to the Plan shall be effective until such amendment is approved by a vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company within twelve months before or after the date upon which such action is taken by the Board of Directors, if such amendment would:

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          (a)  Increase the aggregate number of shares of Stock to be issued under the Plan (except as provided in Section 8 hereof);

          (b) Materially modify the requirements for eligibility to participate in the Plan;

          (c) Increase the maximum number of shares of Stock which a Participant may purchase in any Offering Period;

          (d)  Extend the term of the Plan;

          (e) Alter the Purchase Price formula so as to reduce the price for shares of Stock to be purchased under the Plan;

          (f) Otherwise materially increase the benefits accruing to Participants under the Plan; or

          (g) Cause the Plan to fail to meet the requirements of an "employee stock purchase plan" under Section 423 of the Code.

          The Plan shall terminate on December 31, 2003, unless it has been earlier terminated pursuant to this Section 12, but the Plan shall remain in full force and effect until the end of the Offering Period then in effect.


Adopted by the Board of Directors on November 3, 1993 and approved by the Shareholders on March 2, 1994; amended by the Board of Directors on June 11, 1995; and amended by the Board of Directors on November 2, 1995 and approved by the Shareholders on March 6, 1996.

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                                AMENDMENT NO. 1
                                ---------------
                                       TO
                                       --
                               ADAC LABORATORIES
                               -----------------
                      EMPLOYEE STOCK PURCHASE PLAN (1994)
                      -----------------------------------


          The Employee Stock Purchase Plan (1994) (the "Plan") of ADAC Laboratories, a California corporation (the "Company"), is hereby amended in the following respects:

          1.   NUMBER OF SHARES TO BE OFFERED.
               ------------------------------

          The first sentence of Section 4, entitled "Number of Shares to be Offered," is deleted in its entirety and the following sentence is substituted in its place:

          "The maximum aggregate number of shares which shall be offered under the Plan shall be 270,000 shares of Stock, subject to adjustment as provided in
Section 8 hereof."

          2.   EFFECTIVE DATE.
               --------------

          Except as amended above, in all other respects, the Plan is hereby confirmed. The amendment of the Plan, as set forth above, has been approved by the Board of Directors on October 31, 1996, and by the shareholders on May 15, 1997 and is effective as of such later date.



                              By /s/ Karen L. Masterson
                                -------------------------------
                                Karen L. Masterson,
                                 Secretary of the Company